                                                                    EXHIBIT 10.2




                    SEVENTH AMENDMENT TO SECOND AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT



         THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 30th day of June, 1998, to be effective as of the respective date herein indicated, by and among SEPCO INDUSTRIES, INC., a Texas corporation ("Sepco"), BAYOU PUMPS, INC., a Texas corporation ("Bayou") and AMERICAN MRO, INC., a Nevada corporation ("American") (Sepco, Bayou and American being hereinafter individually and collectively referred to as "Borrower", as governed by the provisions of
Section 1.4, Section 1.5, and Section 1.6 of the Loan Agreement, as hereinafter defined), and FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been, formerly known as Shawmut Capital Corporation, and having been the successor-in-interest by assignment to Barclays Business Credit, Inc., a Connecticut corporation).

                                    RECITALS

         A. Sepco and Barclays Business Credit, Inc., have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of April 1, 1994, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement and Secured Promissory Note, dated May, 1995, executed by Sepco and Fleet Capital Corporation, a Connecticut corporation (at that time known as Shawmut Capital Corporation), and as amended by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement, entered into on April 3, 1996, executed by Sepco and Fleet Capital Corporation, a Connecticut corporation, and as amended by that certain Third Amendment to Second Amended and Restated Loan and Security Agreement, dated September 9, 1996, executed by Sepco, Bayou and Lender, and as amended by that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement, dated October 24, 1996, executed by Lender and Borrower, and as amended by that certain letter agreement dated November 4, 1996, entered into by Lender and Borrower, and as amended by that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement, dated June 2, 1997, executed by Lender and Borrower, and as amended by that certain Sixth Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Other Agreements (as amended, the "Loan Agreement").

         B. Lender, effective May 1, 1996, as successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation, succeeded to, and today remains the present holder of, all right, title and interest of Fleet Capital Corporation, a Connecticut corporation, in the Loan Agreement and each of the Other Agreements.

         C. Borrower and Lender desire to further amend the Loan Agreement and the Other Agreements as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:



SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 1

                                   AGREEMENT

                                   ARTICLE I
                                  DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   AMENDMENTS

         Effective as of the respective date herein indicated, the Loan Agreement and the Other Agreements are hereby respectively amended as follows:

         2.01 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; ADDITION OF CERTAIN DEFINITIONS. Effective as of the date of execution of this Amendment,
Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions thereto, to be inserted in their proper alphabetical order:

                 "LC AMOUNT - at any time, the aggregate face amount of all Letters of Credit and all LC Guaranties then outstanding.

                 SEVENTH AMENDMENT - that certain Seventh Amendment to Second Amendment and Restated Loan and Security Agreement, executed by Lender and Borrower."

         2.02 AMENDMENT TO DEFINITION OF "BORROWING BASE" IN SECTION 1.1 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, the definition of "Borrowing Base" in Section 1.1 of the Loan Agreement is amended by amending and restating paragraph (a) of such definition to read as follows:

                 "(a)     Forty Million Dollars ($40,000,000), minus the
         aggregate unpaid principal balance of the Term Loan and of the Acquisition Term Loans at such date, minus the aggregate face amount of all LC Guaranties and Letters of Credit issued by Lender or Affiliates of Lender outstanding at such date; or".

         2.03 AMENDMENT TO DEFINITION OF "TERM NOTE" IN SECTION 1.1 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, the definition of "Term Note" in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                 "TERM NOTE - that certain Secured Promissory Note, dated March 1, 1994, in the original principal amount of $1,329,277.37, executed by Sepco, and payable to the order of Lender, as renewed, extended, modified and restated from time to time, including, without limitation, as modified and extended by (i) the Third Amendment Modification Agreements (which Third Amendment Modification Agreements, among other things, modified the Term Note to reflect the increase of the Term Loan to $5,000,000), and (ii) the Sixth Amendment (which Sixth Amendment, among other things, modified the Term Note to reflect the increase of the Term Loan to $9,887,000), and (iii) the Seventh Amendment (which Seventh Amendment, among other things, modified the Term Note to reflect the increase of the Term Loan to $12,387,000)."






SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 2
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         2.04    AMENDMENT TO SECTION 2.1 OF THE LOAN AGREEMENT; ADDITION OF
NEW SECTION 2.1(A).  Effective as of the date of execution of this Amendment,
Section 2.1 of the Loan Agreement is amended by adding thereto a new Section 2.1(A) Letters of Credit; LC Guaranties to read in its entirety as follows:

                 "(A) LETTERS OF CREDIT; LC GUARANTIES. Lender agrees, so long as no Default or Event of Default exists, and if requested by Borrower, upon or after the date of execution of the Seventh Amendment, to (i) issue its or cause to be issued by its Affiliate, Letters of Credit for the account of Borrower, provided that the LC Amount shall at no time exceed $4,000,000, or (ii) execute an LC Guaranty by which Lender shall guaranty the payment or performance by Borrower of its reimbursement obligations with respect to a Letter of Credit. Any amounts paid by Lender under any LC Guaranty or in connection with any Letter of Credit shall be treated as a Loan, shall be payable on demand by Lender, shall be secured by all the Collateral, and shall bear interest at the same rate as the other Loans, with such interest being payable at the same time as when interest is payable on the other Loans. Notwithstanding anything herein to the contrary, upon termination of this Agreement, Lender shall be entitled to retain its security interests in the Collateral (even if the Obligations have been paid in full) unless the Letters of Credit and all LC Guaranties shall have expired or have been cash collateralized on a dollar-for-dollar basis to Lender's satisfaction or have been covered by an irrevocable letter of credit issued by a financial institution acceptable to Lender, and in form and substance acceptable to Lender."

         2.05 AMENDMENT TO SECTION 2.2 OF THE LOAN AGREEMENT. Effective as of the date of execution of this Amendment, Section 2.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                 "2.2     TERM LOAN.  The parties hereto agree that (i)
         effective as of April 1, 1994, Lender made to Sepco that certain term loan in the original principal amount of $1,329,277.37, evidenced by that certain Secured Promissory Note, dated April 1, 1994, in the original principal amount of $1,329,277.37, executed by Sepco, and payable to the order of Lender, and (ii) as of the date of execution of the Third Amendment, the unpaid principal amount of such term loan was $82,231.76, and that in connection with the Third Amendment, at the request of Sepco, Lender converted $4,917,768.24 of the principal amount of Revolving Credit Loans made to Sepco by Lender outstanding on the date of execution of the Third Amendment to a term loan, which term loan was combined and consolidated with the outstanding principal amount of the term loan made to Sepco on April 1, 1994, such that the combined term loan was in the aggregate principal amount of $5,000,000, and (iii) as of the date of execution of the Sixth Amendment, the unpaid principal amount of such term loan was $4,887,000.00, and that in connection with the Sixth Amendment, at the request of Sepco, Lender made on the date of execution of the Sixth Amendment an additional $5,000,000 term loan to Sepco, the proceeds of which were used to replace working capital used by Sepco to acquire assets of Tri-Electric Supply, Ltd., and that such additional $5,000,000 term loan was combined and consolidated with the existing term loan, such that the combined and consolidated term loan was in the aggregate principal amount of $9,887,000.00. Sepco further agrees, represents and warrants that as of the date of execution of the Seventh Amendment, the unpaid principal amount of such term loan is $9,887,000.00, and that there are no claims or offsets against, or defenses or counterclaims to, payment of such amount to Lender. Sepco further agrees, represents and warrants that it has requested that lender make on the date of execution of the Seventh Amendment an additional $2,500,000 term loan to Sepco, the proceeds of which shall be used to purchase the real property legally described on Exhibit A to the Seventh Amendment, and that such additional $2,500,000 be combined and consolidated with the existing term loan, such that the combined and






SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 3
         consolidated term loan shall be in the aggregate principal amount of $12,387,000 (such combined and consolidated term loan being referred to in this Agreement as the 'Term Loan'). Subject to the terms and conditions of this Agreement, Lender agrees to make the Term Loan to Sepco, and in connection therewith to advance on the date of execution of the Seventh Amendment an additional $2,500,000.00. The Term Loan shall be repayable in accordance with the terms of the Term Note, and shall be secured by the Collateral. The parties hereto agree that the Term Loan represents a portion of the 'Sepco Obligations' referred to and defined in Section 1.5 of this Agreement. If Sepco sells any of its Equipment or real Property, or if any of the other Property owned by Sepco is taken by condemnation, Sepco shall pay to Lender, unless otherwise agreed to by Lender, as and when received by Sepco and as a mandatory prepayment of the Term Loan (or, at Lender's option, such of the other Obligations as Lender may elect), a sum equal to the proceeds received by Sepco from such sale or condemnation, less any state or federal income tax directly attributable thereto."

         2.06    AMENDMENT TO SECTION 3 OF THE LOAN AGREEMENT, ADDITION OF NEW
SECTION 3.7. Effective as of the date of execution of this Amendment, Section 3 of the Loan Agreement is amended by adding thereto a new Section 3.7 Letter of Credit and LC Guaranty Fees to read in its entirety as follows:

                 "3.7 LETTER OF CREDIT AND LC GUARANTY FEES. Borrower shall pay to Lender for each Letter of Credit and LC Guaranty of a Letter of Credit, a fee equal to two percent (2.0%) per annum of the aggregate face amount of such Letters of Credit (if issued by Lender) and the LC Guaranties outstanding from time to time during the term of this Agreement, plus all normal customary charges associated with the issuance thereof, which fees and charges shall be deemed fully earned upon issuance of each such Letter of Credit or each such LC Guaranty, shall be due and payable in full upon issuance of each such Letter of Credit or such LC Guaranty, and shall not be subject to rebate or proration upon the termination of this Agreement for any reason."

         2.07 NO TERMINATION OF LOAN AGREEMENT EFFECTIVE UNTIL ALL LETTERS OF CREDIT AND ALL LC GUARANTIES HAVE EXPIRED OR BEEN CASH COLLATERALIZED. Effective as of the date of execution of this Amendment, Borrower and Lender hereby agree that in addition to the other provisions of the Loan Agreement, no termination by Borrowers of the Loan Agreement shall be effective until all Letters of Credit issued by Lender for the account of a Borrower and all LC Guaranties have expired or been cash collateralized on a dollar-for-dollar basis to Lender's satisfaction or are covered by an irrevocable letter of credit, issued for the benefit of Lender, issued by a financial institution acceptable to Lender, and in form and substance acceptable to Lender.

         2.08 AMENDMENT TO SECTION 11.3 OF THE LOAN AGREEMENT; ADDITION OF NEW SECTION 11.3(F). Effective as of the date of execution of this Amendment,
Section 11.3 of the Loan Agreement is amended by adding thereto a new Section 11.3(F) to read in its entirety as follows:

                 "(F) Lender may, at its option, require Borrower to deposit with Lender funds equal to the LC Amount. Any such deposit shall be held by Lender as a reserve to fund future payments on such LC Guaranties and future drawings against such Letters of Credit issued by Lender for the account of Borrower. At such time as all LC Guaranties have been paid or terminated and the Letters of Credit issued by Lender for the account of Borrower have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrower."






SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 4

         2.09 AMENDMENT TO PRINCIPAL BALANCE OF TERM NOTE. Borrower and Lender hereby amend the Term Note such that (i) each reference in the Term Note to the dollar amount "$9,887,000.00" is deleted and substituted therefor is the dollar amount "$12,387,000.00", and (ii) the reference to the phrase "NINE MILLION EIGHT HUNDRED EIGHTY-SEVEN THOUSAND AND NO/100 DOLLARS" is deleted and substituted therefor is the phrase "TWELVE MILLION THREE HUNDRED EIGHTY-SEVEN THOUSAND AND NO/100 DOLLARS".

         2.10 AMENDMENT TO PAYMENT TERMS IN THE TERM NOTE. Effective as of the date of execution of this Amendment, the last paragraph on page two of the Term Note is amended and restated to read in its entirety as follows:

                 "The principal amount of and accrued interest on this Note shall be due and payable on the dates and in the manner hereinafter set forth:

                          (a) interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on August 1, 1996, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

                          (b) the principal shall be due and payable in equal monthly installments of ONE HUNDRED THREE THOUSAND AND TWO HUNDRED TWENTY-FIVE AND NO/100 DOLLARS ($103,225.00) each, commencing on October 1, 1998, and continuing on the first day of each month thereafter to and including the first day of December, 1999; and

                          (c) the entire unpaid principal balance hereof, together with any and all other amounts due hereunder, shall be due and payable on January 2, 2000."

                                  ARTICLE III
                                   NO WAIVERS

         3.01 Nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument between Borrower and Lender.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

         4.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Lender, unless specifically waived in writing by
Lender:

                 (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Lender:






SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 5

                          (i) This Amendment, duly executed by Borrower, together with the relevant Consent, Ratification, and Amendment, respectively duly executed by David R. Little, individually, Gary A. Allcorn, Trustee for Kacey Joyce Little, Nicholas David Little and Andrea Rae Little 1988 Trusts, DXP Enterprises, Inc. ("Parent"), DXP Acquisition, Inc., d/b/a Strategic Acquisition, Inc. and Pelican State Supply Company, Inc.; and

                          (ii) The following information and documentation regarding the real property legally described on Exhibit A attached hereto (the "Real Property"), all in form and substance satisfactory to Lender:

                                  (A)      Deed of Trust, Security Agreement,
                          Financing Statement and Assignment of Rents ("Deed of Trust"), duly executed by Sepco to Larry A. Makel, Trustee, for the benefit of Lender, granting Lender a first priority Lien in the Real Property securing payment of all the Obligations;

                                  (B)      Lender shall have received a fully
                          paid mortgagee title insurance policy (or binding commitment to issue title insurance policy, marked to Lender's satisfaction to evidence the form of such policy to be delivered after the date of execution of this Amendment), in standard ALTEX form issued by a title insurance company satisfactory to Lender, in an amount equal to not less than the fair market value of the Real Property, insuring the Deed of Trust to create a valid Lien on all Real Property with no exceptions which Lender shall not have approved in writing and no survey exceptions;

                                  (C)      Lender shall have received a survey
                          with respect to the Real Property which survey shall indicate the following: (i) an accurate metes and bounds or lot, block and parcel description of the Real Property; (ii) the correct location of all buildings, structures and improvements on the Real Property, including all streets, easements, rights of way and utility lines; (iii) the location of ingress and egress from the Real Property, and the location of any set-back or other building lines affecting the Real Property; and (iv) a certification by a registered land surveyor in form and substance acceptable to Lender, certifying to the accuracy and completeness of such survey and to such other matters relating to such Real Property and survey as Lender shall require; and

                                  (D)      Lender shall have received such
                          environmental studies regarding the Real Property as shall be required by Lender; and

                          (iii) All other documents Lender may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby;

                 (b) The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                 (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Lender; and






SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 6

                 (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                   ARTICLE V
                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Each Borrower and Lender agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.02 REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the Articles of Incorporation or Bylaws of such Borrower; (b) attached hereto as Annex A is a true, correct and complete copy of presently effective resolutions of each Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith, certified by the Assistant Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; (e) each Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; (f) Sepco has not amended its Articles of Incorporation or its Bylaws since the date of the Loan Agreement, (g) Bayou has not amended its Articles of Incorporation or its Bylaws since the date of incorporation of Bayou and (h) American has not amended its Articles of Incorporation or its Bylaws since the date of incorporation of American.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.






SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 7

         6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, each Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without, limitation, the costs and fees of Lender's legal counsel.

         6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH BORROWER AND LENDER.

         6.11 RELEASE. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER






SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 8

DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.


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SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 9

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                      "BORROWER"

                                      SEPCO INDUSTRIES, INC.

                                      By:     /s/ GARY A. ALLCORN
                                              ----------------------------------
                                      Name    Gary A. Allcorn
                                              ----------------------------------
                                      Title:  VP Finance
                                              ----------------------------------

                                      BAYOU PUMPS, INC.

                                      By:     /s/ GARY A. ALLCORN
                                              ----------------------------------
                                      Name    Gary A. Allcorn
                                              ----------------------------------
                                      Title:  VP Finance
                                              ----------------------------------

                                      AMERICAN MRO, INC.

                                      By:     /s/ GARY A. ALLCORN
                                              ----------------------------------
                                      Name    Gary A. Allcorn
                                              ----------------------------------
                                      Title:  VP Finance
                                              ----------------------------------

                                      "LENDER"

                                      FLEET CAPITAL CORPORATION

                                      By:     /s/ H. MICHAEL WILLS
                                              ----------------------------------
                                      Name    H. Michael Wills
                                              ----------------------------------
                                      Title:  Senior Vice President
                                              ----------------------------------


ANNEXES:

A-1 - Certified Resolutions of Sepco Industries, Inc.
A-2 - Certified Resolutions of Bayou Pumps, Inc.
A-3 - Certified Resolutions of American MRO, Inc.






SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 10

                                   ANNEX A-1

                            CERTIFIED RESOLUTIONS OF
                  SEPCO INDUSTRIES, INC.'S BOARD OF DIRECTORS

         RESOLVED: That any officer of Sepco Industries, Inc., a Texas corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend the Corporation's existing Second Amended and Restated Loan and Security Agreement by and between the Corporation and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut Corporation having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Seventh Amendment to Second Amended and Restated Loan and Security Agreement and to be executed by Corporation, Bayou Pumps, Inc., American MRO, Inc. and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

         FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

         FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

         FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

         FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.






ANNEX A-1 TO SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 1

                                 CERTIFICATION

         The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED:  June 30, 1998.


                                        /s/ GARY A. ALLCORN
                                        ----------------------------------------
                                        [Assistant] Secretary of the Corporation






ANNEX A-1 TO SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 2

                                   ANNEX A-2

                            CERTIFIED RESOLUTIONS OF
                     BAYOU PUMPS, INC.'S BOARD OF DIRECTORS

         RESOLVED: That any officer of Bayou Pumps, Inc., a Texas corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to become a party to and amend that certain Second Amended and Restated Loan and Security Agreement by and between Sepco Industries, Inc. ("Sepco") and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut Corporation having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), as thereafter amended (Corporation being a present party to such Second Amended and Restated Loan and Security Agreement), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Seventh Amendment to Second Amended and Restated Loan and Security Agreement to be executed by Corporation, Sepco, American MRO, Inc. and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

         FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

         FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

         FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

         FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.






ANNEX A-2 TO  SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 1

                                 CERTIFICATION

         The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED:  June 30, 1998.


                                        /s/ GARY A. ALLCORN
                                        ----------------------------------------
                                        [Assistant] Secretary of the Corporation






ANNEX A-2 TO  SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 2

                                   ANNEX A-3

                            CERTIFIED RESOLUTIONS OF
                    AMERICAN MRO, INC.'S BOARD OF DIRECTORS

         RESOLVED: That any officer of American MRO, Inc., a Nevada corporation (the "Corporation"), acting alone, by his signature be, and the same hereby is, authorized and directed, in the name of and on behalf of the Corporation (a) to amend that certain Second Amended and Restated Loan and Security Agreement by and between Sepco Industries, Inc. ("Sepco") and Fleet Capital Corporation, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut Corporation having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.), (b) to execute and deliver to Lender with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed Seventh Amendment to Second Amended and Restated Loan and Security Agreement to be executed by Corporation, Sepco, Bayou Pumps, Inc. and Lender, a draft of which has been reviewed and discussed by the Board of Directors of the Corporation, and (ii) such other agreements, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection therewith, and (c) to perform such other acts as the officer or officers performing such acts on behalf of the Corporation may deem desirable or necessary in connection therewith; and be it

         FURTHER RESOLVED: That said agreements will benefit the Corporation, both directly and indirectly, and are in the best interests of the Corporation; and be it

         FURTHER RESOLVED: That said agreements and other statements in writing executed in the name and on behalf of the Corporation by any officer of the Corporation shall be presumed conclusively to be the instruments, the execution of which is authorized by these resolutions; and be it

         FURTHER RESOLVED: That the officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, security agreements, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings and to take such other actions as are necessary in their dealings with Lender, and any such papers executed and any such actions taken by any of them prior to this time are approved, ratified and confirmed; and be it

         FURTHER RESOLVED: That the Secretary or any Assistant Secretary of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to attest the execution by the Corporation of the papers signed pursuant to these resolutions, to affix the seal of the Corporation thereto, if required by Lender, and to certify to Lender the adoption of these resolutions.





ANNEX A-3 TO  SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 1

                                 CERTIFICATION

         The undersigned hereby certifies that the within and foregoing resolutions are in effect as of the date hereof, without modification, and that the person signing the within and foregoing Amendment on behalf of the Corporation is the duly elected officer stated below his name, that he is authorized to sign such Amendment, and that his signature thereon is genuine.

         DATED:  June 30, 1998.

                                        /s/ GARY A. ALLCORN
                                        ----------------------------------------
                                        [Assistant] Secretary of the Corporation





ANNEX A-3 TO  SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT - PAGE 2

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned, DAVID R. LITTLE, has executed that certain Amended and Restated Unconditional Guaranty, dated September 16, 1994 (the "Guaranty"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having formerly been known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.). The undersigned hereby (i) consents and agrees to the terms of the Seventh Amendment to Second Amended and Restated Loan and Security Agreement, dated on or about the date hereof (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in the Guaranty, (b) the Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) the Guaranty, is not as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  June 30, 1998.


                                        /s/ DAVID R. LITTLE
                                        ----------------------------------------
                                        David R. Little, individually





CONSENT AND RATIFICATION TO SEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - PAGE 1

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned, GARY A. ALLCORN, TRUSTEE FOR KACEY JOYCE LITTLE, NICHOLAS DAVID LITTLE AND ANDREA RAE LITTLE 1988 TRUSTS, has executed that certain Amended and Restated Pledge Agreement dated September 16, 1994 (the "Pledge Agreement"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation (Fleet Capital Corporation, a Connecticut corporation, having been formerly known as Shawmut Capital Corporation and having been the successor-in-interest by assignment to Barclays Business Credit, Inc.). The undersigned hereby (i) consents and agrees to the terms of the Seventh Amendment to Second Amended and Restated Loan and Security Agreement, dated on or about the date hereof (the "Loan Amendment"), executed by Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that the Pledge Agreement shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Secured Indebtedness" as such term is used in the Pledge Agreement, (b) the Pledge Agreement is an "Other Agreement" as such term is defined in the Loan Agreement, (c) the Pledge Agreement, is not as of the date hereof subject to any claims, defenses or offsets, (d) nothing contained in this Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under the Pledge Agreement, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned pursuant to the Pledge Agreement and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  June 30, 1998.

                                        /s/ GARY A. ALLCORN
                                        ----------------------------------------
                                        GARY A. ALLCORN, TRUSTEE FOR
                                        KACEY JOYCE LITTLE, NICHOLAS
                                        DAVID LITTLE AND ANDREA RAE
                                        LITTLE 1988 TRUSTS





CONSENT AND RATIFICATION TO SEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - PAGE 2

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned has executed each of the following guaranty agreements in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender") (each such guaranty agreement being hereinafter referred to as a "Guaranty"):

         (1) Continuing Guaranty Agreement [Indebtedness of Sepco Industries, Inc.], dated as of October 24, 1996;

         (2) Continuing Guaranty Agreement [Indebtedness of Bayou Pumps, Inc.], dated as of October 24, 1996; and

         (3) Continuing Guaranty Agreement [Indebtedness of American MRO, Inc.], dated as of October 24, 1996.

The undersigned hereby (i) consents and agrees to the terms of the Seventh Amendment to Second Amended and Restated Loan and Security Agreement, dated on or about the date hereof (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that each Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in each Guaranty, (b) each Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) no Guaranty is as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under any Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to each Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  June 30, 1998.

                                     DXP ENTERPRISES, INC., formerly
                                     known as Index, Inc.

                                     By:     /s/ GARY A. ALLCORN
                                             -----------------------------------
                                     Name    Gary A. Allcorn
                                             -----------------------------------
                                     Title:  VP Finance
                                             -----------------------------------





CONSENT AND RATIFICATION TO SEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - PAGE 1

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned has executed each of the following guaranty agreements in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender") (each such guaranty agreement being hereinafter referred to as a "Guaranty"):

         (1) Continuing Guaranty Agreement [Indebtedness of Sepco Industries, Inc.], dated as of June 16, 1997;

         (2) Continuing Guaranty Agreement [Indebtedness of Bayou Pumps, Inc.], dated as of June 16, 1997; and

         (3) Continuing Guaranty Agreement [Indebtedness of American MRO, Inc.], dated as of June 16, 1997.

The undersigned hereby (i) consents and agrees to the terms of the Seventh Amendment to Second Amended and Restated Loan and Security Agreement, dated on or about the date hereof (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that each Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in each Guaranty, (b) each Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) no Guaranty is as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under any Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to each Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  June 30, 1998.

                                     DXP ACQUISITION, INC., d/b/a
                                     STRATEGIC ACQUISITION, INC.

                                     By:     /s/ GARY A. ALLCORN
                                             -----------------------------------
                                     Name    Gary A. Allcorn
                                             -----------------------------------
                                     Title:  VP Finance
                                             -----------------------------------








CONSENT AND RATIFICATION TO SEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - PAGE 1

                      CONSENT, RATIFICATION, AND AMENDMENT

         The undersigned has executed each of the following guaranty agreements in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender") (each such guaranty agreement being hereinafter referred to as a "Guaranty"):

         (1) Continuing Guaranty Agreement [Indebtedness of Sepco Industries, Inc.], dated as of May 29, 1997;

         (2) Continuing Guaranty Agreement [Indebtedness of Bayou Pumps, Inc.], dated as of May 29, 1997; and

         (3) Continuing Guaranty Agreement [Indebtedness of American MRO, Inc.], dated as of May 29, 1997.

The undersigned hereby (i) consents and agrees to the terms of the Seventh Amendment to Second Amended and Restated Loan and Security Agreement, dated on or about the date hereof (the "Loan Amendment"), by and among Sepco Industries, Inc., a Texas corporation, Bayou Pumps, Inc., a Texas corporation, American MRO, Inc., a Nevada corporation, and Lender, a copy of which has been reviewed by the undersigned, and (ii) agrees that each Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that (a) the obligations, indebtedness and liabilities arising in connection with the Loan Amendment comprise some, but not all, of the "Obligations" as such term is used in each Guaranty, (b) each Guaranty is an "Other Agreement", as such term is defined in the Loan Agreement, (c) no Guaranty is as of this date subject to any claims, defenses or offsets, (d) nothing contained in the Loan Agreement or any Other Agreement entered into prior to or as of the date hereof shall adversely affect any right or remedy of Lender under any Guaranty, and (e) the execution and delivery of the Loan Amendment shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to each Guaranty and shall not constitute a waiver by Lender of any of Lender's rights against the undersigned.

         Dated:  June 30, 1998.

                                     PELICAN STATE SUPPLY
                                     COMPANY, INC.


                                     By:     /s/ GARY A. ALLCORN
                                             -----------------------------------
                                     Name    Gary A. Allcorn
                                             -----------------------------------
                                     Title:  VP Finance
                                             -----------------------------------






CONSENT AND RATIFICATION TO SEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY - PAGE 1

                                   EXHIBIT A

STATE OF TEXAS    )

COUNTY OF HARRIS  )

A METES AND BOUNDS description of a 2.793 acres of land out of Reserve "1", Block 9 of Northwest Crossing Section 2 according to the plat recorded in Volume 218, Page 49 of the Harris County Map Records and lying in the Joseph Bays Survey, Abstract No. 127, Harris County, Texas: same tract being described in a Deed from L.L.&F. interest to S.H. Landes, Inc., records in Clerk File G-422242 in the Harris County Deed Records. Said 2.793 acre tract of land being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod set marking the most southerly southwest corner of said Reserve "1", said point lying on the north right-of-way line of Pinemont Drive (80 feet wide) and being the southeast cut-back corner of the right-of-way line of Langfield Road (width varies);

THENCE, North 47 degrees 23' 21" West, 14.14 feet to a 5/8-inch iron rod set for corner;

THENCE, North 02 degrees 23' 21" West, 135.00 feet along the east right-of-way line of Langfield Road to a 5/8-inch iron rod found marking the beginning of a tangent curve to the left;

THENCE, 41.49 feet along the arc of said curve and easterly right-of-way line of Langfield Road to the left having a radius of 510.00 feet, a central angle of 04 degrees 39' 42", along cord bearing north 04 degrees 43' 12" west, 41.48 feet to a 5/8-inch iron rod found for a point of tangency;

THENCE, North 07 degrees 03' 03" West, 68.29 feet along said east right-of-way line of Langfield Road to a 5/8-inch iron rod found marking the beginning of a tangent curve to the right;

THENCE, 55.54 feet along the arc of said curve and east right-of-way line of Langfield Road to the right having a radius a 490.00 feet, a central angle of 06 degrees 29' 38", along cord bearing north 03 degrees 48' 14" west, 55.51 feet to a 5/8-inch iron rod found marking the most northwesterly corner of the herein described tract;

THENCE, North 87 degrees 36' 38" East, 398.61 feet along an interior line of The Pines of Northwest Crossing as recorded in Volume 231, Page 18 of the Harris County Map Records, to a 5/8-inch iron rod found marking the most northeasterly corner of the herein described tract;

THENCE, South 02 degrees 23' 22" East, 310.00 feet continuing along the interior line of The Pines of Northwest Crossing to a 5/8-inch iron rod found marking the most southeasterly corner of the herein described tract and being located on the north right-of-way line of Pinemont Drive (80 feet wide);

THENCE, South 87 degrees 36' 38" West, 380.00 feet along the north right-of-way line of said Pinemont Drive to the POINT OF BEGINNING, CONTAINING 2.793 acres of land in Harris County, Texas